LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 6, 2009

TO THE PROSPECTUS DATED FEBRUARY 28, 2009 OF

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND

Effective immediately, the following text replaces the section of the Prospectus titled “Management – Portfolio managers”:

Portfolio managers

The portfolio managers of the fund manage the fund’s portfolio by dividing it into segments, sometimes referred to as “sleeves,” which are then overseen by an individual or team of portfolio managers who decide how that segment will be invested.

Peter Hable, since November 2004, Peter Vanderlee, CFA, since December 2007 and Harry D. Cohen and Michael Clarfeld, both since August 2009, are the fund’s portfolio managers. Mr. Hable manages a segment of the fund’s portfolio and Messrs. Vanderlee, Cohen and Clarfeld share responsibility for another segment of the portfolio.

Peter Hable is a Managing Director and a Senior Portfolio Manager of ClearBridge Advisors, LLC (“ClearBridge”) and President of Davis Skaggs Investment Management (“DSIM”), a division of ClearBridge. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Hable was a Managing Director of Citigroup Global Markets Inc. (“CGM”). He has been with DSIM since 1983.

Peter Vanderlee, CFA, is a Managing Director of ClearBridge. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, he was with CGM since 1999.

Harry D. Cohen is Chief Investment Officer and a Senior Portfolio Manager and Managing Director of ClearBridge. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Cohen was Chief Investment Officer – U.S. Retail and High Net Worth of Citigroup Asset Management and a Managing Director of CGM. He joined CGM’s predecessor in 1969.

Michael Clarfeld is a Director and Senior Portfolio Analyst – Generalist of ClearBridge and has been with ClearBridge since 2006. Prior to joining

ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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